UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 28, 2013

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for the afternoon session of IBM’s Investor Briefing on February 28, 2013.  See Attachment II (non-GAAP supplemental materials) in the Form 8-K dated February 28, 2013 filed earlier today, which contains supplemental materials about non-GAAP financial measures in certain presentation materials for the morning and afternoon session of this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 28, 2013

	By:	/s/ James J. Kavanaugh

James J. Kavanaugh
Vice President and Controller

3

ATTACHMENT I

Integrated Systems Steve Mills Senior Vice President and Group Executive, Software and Systems

Software and Systems Software Operating Pre-tax Income 2015e $8.9B* ~ $16B 2010 2012 $10.8B Model 12-15% CGR *Normalized to exclude $591M PLM Gain Systems Operating Pre-tax Income $1.5B ~ $2B 2015e 2010 2012 $1.2B Model 6-8% CGR Delivering solutions for evolving IT environments through Smarter Computing Leveraging “Open” technologies for Software-defined Environment implementation Investing in Middleware high-growth areas, while increasing focus in industry-integrated Software solutions Driving client value through expert integrated systems with built-in expertise A dollar of high end systems revenue brings ~ $3 of IBM total revenue

What Is Driving IT Demand Explosion of Mobile Devices Infrastructure Optimization – Cloud Computing Growth of Social Media Advanced Predictive Analytics Real-time Sensor Data Cyber Security Business Optimization + Big Data

IBM Investor Briefing

Systems

Workload Optimized Systems

System design and configuration matched to workload

Software-defined Environment

Hardware configuration where infrastructure is virtualized and delivered as a service


System z
Power Systems
PureSystems
System Storage
System x


Cloud User
IBMSmartCloud
Self Service Portal
Virtual Application
Approvals
Service Catalog
Virtual Systems
Chargeback
Image Tooling
Virtual Appliances
Metering
IaaS Federation
Open Stack
IAAS API
openstack
IT Admin
Automation, Management & Security
Compute
Storage
Networking

Software Investment has Shifted to Higher Value Markets Middleware Platforms that are helping clients manage infrastructure, applications and data Integrated Industry Solutions that are applying technology to transform front-and back-office processes Base Middleware Smarter Planet Smarter Analytics Cloud Mobile Big Data Security Social Software Investment Mix Since 2010 Big Data Mobile Enterprise Security Intelligence Smarter Analytics Smarter Commerce Social Business Smarter Cities Watson Solutions Since 2010, nearly 80% of acquisition & development spending has been in growth plays

Integrated Systems: Systems and Technology Rod Adkins Senior Vice President, Systems and Technology Group

IBM Investor Briefing IBM

Smarter Computing innovation delivered through the combination of organic, acquisitive and partnership investments

Innovation and IT value will be derived from the exploitation of data

IT must be simple, adaptable and optimized

Open collaboration will enable integration, accelerate innovation

Designed for Big Data

Instantaneous access and management of an exponential volume of data of all types

- **Texas Memory Systems** for flash optimization
- **Power technology** for analytics and cognitive systems
- **Easy Tier and EasyOptimize** for smart data and workload placement

Software-defined Environment

Unlimited flexibility and scalability through abstraction of resources

- **Platform Computing** for cluster and grid management
- **SmartCloud** for enterprise-class clouds
- **FlexSystem Manager** for provisioning and orchestration

Open & Collaborative

Long-term investment protection enabled by choice through an open ecosystem

- **OpenStack** for open source cloud
- **OpenFlow** for open source networking
- **OpenPower** for innovation leveraging POWER

IBM **Investor** Briefing

IBM

Smarter Computing solutions optimized for the evolving IT landscape

2013 enhancements to:

Extend the portfolio


Systems
Go-to-Market
Smarter Computing



zEC12 Business Class expanded for highly secure, real-time operational analytics



POWER7+ extension to Midrange and Entry for improved data insights, IT efficiency, and security



PureSystems with POWER7+ and integrated MSP solutions for deployment flexibility

Deliver on IBM's point of view



Designed for Big Data: TMS integration with DS8000, V7000 and XIV for faster access to data and real-time analytics



Software-defined Environment: SmartCloud integration of OpenStack with open APIs for broad ecosystem and client customization of workloads



Open & Collaborative: OpenPower for broad industry participation in innovative solutions leveraging POWER architecture

Smarter Computing stack designed for data-centric workloads and optimized for Software-defined Environments Higher margins: IBM investments Differentiated client value System Infrastructure (server, network, storage) Optimized IBM Middleware Optimized Solutions Open APIs and Orchestration Hypervisors and Operating Systems Semiconductor and Processor Technology $1 of high end systems revenue brings ~$3 of IBM total revenue Deep integration and optimization

Smarter Computing stack designed for data-centric workloads and optimized for Software-defined Environments OpenPower to leverage POWER’s scaling and up to 4X application performance OpenFlow for improved networking recovery times of up to 60X Texas Memory Systems for up to 6X reduction in file backup time OpenStack for IaaS services innovation from ecosystem of 190+ companies Easy Tier for up to 2X improvement of application performance EasyOptimize for up to 40% automated performance boost of various workloads SmartCloud for up to 90% faster new application deployment Platform Computing to accelerate Big Data workloads by up to 6X FlexSystem Manager for up to 98% faster storage provisioning GPFS scalability for nearly 20PB of data and up to 4,500 nodes System Infrastructure (server, network, storage) Optimized IBM Middleware Optimized Solutions Open APIs and Orchestration Hypervisors and Operating Systems Semiconductor and Processor Technology Certain results (SmartCloud, GPFS and Texas Memory Systems) are based on customer experience. Up to 98% faster storage provisioning based on an IBM internal estimate based on a specific environment. Acceleration of Big Data workloads is based on use of Platform Computing with Hadoop workloads. Up to 4x application performance based on 256 cores Power 795 running AIX versus x86. For details on performance boost of various workloads, see http://public.dhe.ibm.com/common/ssi/ecm/en/pow03093usen/POW03093USEN.PDF. Customer experience will vary depending on customer environment.

Delivering client value through continuous investment in innovation 2,555 Systems & Technology patents in 2012; more than HP and Oracle combined #1 in annual worldwide server revenue share 181 new accounts since zEnterprise launch, with 72 in growth markets Nearly 1,200 Power competitive displacements for over $1B in 2012 Over 2,300 PureSystems sold in more than 70 countries 8 acquisitions over last 5 years, including BNT, Platform Computing, TMS 30 supply chain analytics projects for operational efficiency Supply Chain Go-to-Market Systems Technology Revenue share per IDC

Summary Sustained investments driving technology innovation for systems leadership Smarter Computing portfolio delivers solutions for evolving IT environments Leading in open solutions designed for Big Data and Software-defined Environments for clients’ most important workloads

Integrated Systems: Middleware Software Robert LeBlanc Senior Vice President, Middleware Software, Software Group

Capabilities Turn information into insights Deepen engagement with customers, partners and employees Enable the agile business Accelerate product and service innovation Deliver enterprise mobility Optimize IT and business infrastructure Manage risk, security and compliance IBM Middleware Platforms for the New Era of Computing 1. IDC 2015 Market Opportunity 2. IDC & Other External Sources 2015 Opportunity 3. IDC 2015 Market Opportunity, excluding services 4. IBM internal analysis based on IDC data Mobile Enterprise $36B2 Cloud and Optimized Workloads $73B4 Security Intelligence $38B3 Big Data Analytics $18B1 Categories Opportunity

IBM Investor Briefing

IBM

IBM's Big Data Portfolio

- SPSS
- Cognos

- InfoSphere BigInsights
- Vivisimo

- Optim
- Guardium

Smarter Analytics / Business Analytics & Optimization

Big Data Analytics and Decision Management

- Predictive Analytics
- Content Analytics
- Decision Management
- Visualization

Big Data Platform

- Systems Management
- Application Development
- Discovery

Accelerators

- Hadoop System
- Stream Computing
- Data Warehouse

Information Integration and Governance

Industry Solutions

- *Financial Analytics*
- *Risk Analytics*
- *Threat & Fraud*
- *Workplace Analytics*
- *Customer Analytics*

Business Intelligence

Performance Management

Content Management

Information Management Foundation

Client Services

Volume ***Variety*** ***Velocity*** ***Veracity***

IBM Investor Briefing IBM

IBM Big Data Momentum

Big Data Performance Highlights

- **300+ client engagements** resulting in **5 repeatable use cases**
- **50% of prospect pilots converted** into transactions
- Placed in **28 of 30 Gartner Big Data categories**[1]
- Named a **Leader in Forrester Wave** report for Predictive Analytics Solutions[2]
- Working with **100+ schools globally** on big data skills education

Milestones

Feb 2012
Named a Leader in Hadoop (Forrester)

April (Vivísimo)
Big Data Exploration

July (tealeaf)
Big Data Analytics

Oct
Workload Optimized Solutions for Analytics and Big Data [PureData System]

Feb 2013 (StoredIQ)
Big Data Discovery

1. Hype Cycle for Big Data, July 2012 by Gartner
2. Forrester Wave: Big Data Predictive Analytics - Jan 2012

Big Data Exploration Find, visualize, understand all big data to improve business knowledge Enhanced 360o View of the Customer Achieve a true unified view, integrating internal and external sources Data Warehouse Augmentation Integrate big data and data warehouse capabilities to increase operational efficiency 5 Key Big Data Use Cases Operations Analysis Analyze a variety of machine data for improved business results Predict demand, improve system reliability & efficiency Security/Intelligence Extension Lower risk, detect fraud and monitor cyber security in real-time Capture & analyze 42TB of daily traffic in real-time 40x+ performance improvement, 20%+ increase in campaign effectiveness Connecting B2B buyers & sellers in new ways Data analysis for Multiple sclerosis research

IBM **Investor** Briefing
IBM

Mobile is Everywhere

Five trends with significant implications for the enterprise

1 Mobile is primary
91% of mobile users keep their device within arm's reach 100% of the time

2 Mobile provides insights unattainable in any other way
75% of mobile shoppers take action after receiving a location-based message

3 Mobile is about transacting
96% year-to-year increase in mobile cyber Monday sales between 2012 and 2011

4 Mobile must create a continuous brand experience
90% of users use multiple screens as channels come together to create integrated experiences

5 Mobile enables the Internet of Things
Global Machine-to-machine connections will increase from 2 billion in 2011 to 18 billion at the end of 2022

Forward-thinking Customers

AIR CANADA

Air Canada processes mobile passenger check in 80% more cost effectively than those done at the customer service counter

VCC 25 YEARS

VCC responds to RFPs in minutes vs. days, leading to a 40% increase in new business

THE OTTAWA HOSPITAL L'HÔPITAL D'OTTAWA

Ottawa Hospital provides seamless interactions among care providers, improving quality of care, patient safety & experience

1. "China Mobile 5rk survey", Morgan Stanley Research, 2011; 2. JiWire Mobile Audience Insights Report Q42011; 3 IBM Coremetrics Retail Data – as published11/24/12 IBM Press Release; 4. Time, Inc. 2012; 5. GSMA, Machina Research

IBM Mobile Momentum 1200+ enterprise clients using IBM Mobile products, services & solutions, 50% of Top Ten US Insurance, 20% of the largest US banks 125+ patents for wireless inventions in 2012 6,000+ mobile experts deployed globally Named a Leader in Mobile App Design and Managed Services by Forrester and Gartner1 March Secure device management [IBM Endpoint Manager] June Mobile user experience instrumentation and analytics Jan 2012 Cross-platform mobile app development without lock-in Oct User access protection from mobile devices [IBM Security Access Manager for Cloud and Mobile] Feb 2013 Mobile Performance Highlights Milestones 1. The Forrester Wave™: Enterprise Mobility Services, Q1 2013, Forrester Research, Inc., February 15, 2013. Magic Quadrant for Global Digital Marketing Agencies, October 2012 by Gartner

IBM Investor Briefing

IBM

IBM MobileFirst Portfolio

- IBM Worklight
- IBM Rational Test Workbench

- IBM Endpoint Manager
- IBM Enterprise Managed Services


Strategy & Design Services
Industry Solutions
Banking
Insurance
Retail
Transport
Telecom
Government
Healthcare
Automotive
IBM and Partner Applications
Application & Data Platform
Management
Security
Analytics
Devices
Network
Servers
Cloud & Managed Services
Implementation Services

- IBM Security Access Manager
- IBM Security AppScan

- Tealeaf

Partnerships:

- AT&T
- Nokia Siemens

Date, Time, Location, Weather Designing for mobile is different. IBM brings industry experience, design, infrastructure, and implementation expertise Mobile Context Complex Event Processing Payments Policy Administration Document Repository 3rd Party Service Bureaus Claims Workflow Management Enterprise Systems Mobile Middleware In-Vehicle Crash Detection GPS Pictures Witness Statements Social Networks

Integrated Systems: Software Solutions Mike Rhodin Senior Vice President, Software Solutions, Software Group

Clients face tough challenges in a new era of computing Source: IBM CEO Study 2012 . . . we need better information and insight, but what we need most is the capability to act on it. Unit Head, Government, Hong Kong “ ” . . . the time available to capture, interpret and act on information is getting shorter and shorter. CEO, Chemicals and Petroleum, United States “ ” ” “. . . but how do you unleash the innovative power of the people who deal with customers every day? CEO, Insurance, United Kingdom “

We’re weaving intelligence into the fabric of organizational processes to help clients build smarter businesses Human Resources Customer Service Sales Marketing Finance Logistics Technology & Product Development

Making new markets at the intersection of social, commerce and analytics . . . delivered via cloud and mobile Source: IBM Market Intelligence Watson Solutions Included in Analytics

IBM Investor Briefing IBM

Capturing the cross-IBM analytics opportunity

	2010	2011	2012	2013
Acquisitions	Initiate, NISC, Clarity, Coremetrics, Unica Datacap, Open Pages, PSS & Netezza	Q1 Labs, i2 & Algorithmics	DemandTec, Tealeaf, Vivisimo, Emptoris & Varicent	StoredIQ & Star Analytics (announced)
Launches	Cognos 10 with integrated mobile & social analytics	Big data, network intelligence, enterprise analytics systems	Signature solutions, decision management, PureSystems, PureData	Security intelligence for big data, Watson commercialization
Performance	***IBM introduces 2015 Road Map***	***15% increase in FY10 revenue***	***16% increase in FY11 revenue***	***13% increase in FY12 revenue***

2015

Grows to a $20B IBM Business

(up from $16B previously)

Source: IBM Financial Reporting and Market Intelligence

Chief Procurement Officer Chief Marketing Officer VP of Customer Loyalty VP of Commerce, Stores & Operations Market Buy Service Sell A smarter approach to the entire commerce cycle Maximizes opportunities by targeting new buyers at each stage of the commerce cycle Complements organic portfolio with more than $3B invested since 2010 in acquisitions to add new client-focused capabilities Doubled GBS practice to 2,000 dedicated consultants across the globe New client capabilities added in 2012: Emptoris for procurement DemandTec for pricing & promotion Tealeaf for customer experience

Cloud is the primary vehicle for Smarter Commerce >60,000 users of IBM digital marketing tools send 130M+ emails per month 4.5 million daily transactions exchanged via IBM B2B cloud 180+ million IBM client transaction events every year 300,000+ global trading entities connected for IBM clients 50+ SaaS offerings (100+ total across IBM software portfolio)

Re-thinking people-centric processes, inside and out IBM Social Business enables clients to fundamentally transform the front office Integrates capabilities across mobile, big data, analytics, content, security, compliance & more Recognized leader in enterprise social platforms for third consecutive year (IDC) Kenexa unlocks a new client conversation about building a smarter workforce New client capabilities added in 2012: Kenexa for smarter workforce StoredIQ for safe data disposal

Engage teams to collaborate and innovate, cultivate new leaders, build loyalty and perform with precision Engage & Perform Attract and recruit top talent, source the best people for the culture and business needs - the first time Attract & Recruit Enable employees to hit the ground running with the right tools, connections and expertise Enable & Empower Helping clients build a smarter workforce Attract Enable Perform

The roadmap to deliver IBM Watson at scale Meeting client demand for next generation cognitive systems Watson Integration Across the Portfolio Leverage synergies across IBM’s entire Smarter Planet portfolio Initial focus on key growth areas including Social Business, Smarter Cities, Smarter Commerce, Smarter Care and Smarter Workforce Synergy Embed Watson Healthcare Advisors Transforms patient diagnosis, treatment, engagements and outcomes Introduced first commercial offerings: Interactive Care Insights for Oncology WellPoint Interactive Care Guide and Interactive Care Reviewer High Value Establish Watson Client Engagement Advisors Deliver superior client experiences across high volume engagements Enable each engagement to deliver better informed recommendations Initial focus on healthcare, financial services and telecommunications High Volume Extend Scalable, higher throughput model that’s 2.5x faster and 1/4th the original size Improved, easier to use tool set and learning models being delivered in future versions Able to run on a single server and be deployed as an appliance or via Cloud Delivering the Platform at Scale

Integrated Systems Summary Winning with clients in a new era of computing Industry-aligned Solutions Market-leading Platforms Smarter Computing Embedded Intelligence Smarter Analytics Smarter Commerce Social Business Smarter Cities Watson Solutions Mobile Big Data Security Cloud System z Power Systems Systems Storage PureSystems Lead the evolution of Software Defined Environments with Big Data solutions optimized by client workload Invest in core capabilities to build the next generation platforms required to succeed in a new era of computing Build and lead high-value markets with solutions that help new types of IT buyers drive specific business outcomes Deliver exceptional client experiences that distinguish and distance IBM from its competitors System x

[LOGO]

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

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Making Markets through Services Bridget van Kralingen Senior Vice President, Global Business Services Erich Clementi Senior Vice President, Global Technology Services

Making Markets through Services: Global Business Services Bridget van Kralingen Senior Vice President, Global Business Services

Repositioning will drive IBM growth initiatives to represent > 50 percent of GBS revenue by 2015 Deepen, expand client relationships to unlock growth Integrate IBM Software and Research for advanced capabilities Lead client mandate for globally integrated capability Sustain margin expansion on multiple dimensions Global Business Services (GBS) GBS portfolio repositioned to capture new growth created by an emerging client agenda GBS Operating Pre-tax Income 2012 2015e 2010 $2.5B ~$4B $3.0B Model 8-10% CGR

Client agenda defines two interdependent categories The Digital Front Office Smarter Commerce, social, mobile, cloud, business analytics (including Big Data) $77 billion by 2015* The Globally Integrated Enterprise Core ERP, application modernization, governance, risk and fraud $240 billion by 2015* * Source: IBM Market Insights Creating demand and growth across GBS portfolio

Digital Front Office drives higher-growth areas of portfolio Business Analytics (including Big Data) 9,000 analytic experts and 30K+ client engagements Smarter Commerce Doubling overall capacity; Aggressively expanding Top 10 digital agency Mobile and Social Top-rated mobile services provider (Forrester); Tripling skills Doubled capacity trained to address emerging front-office markets, 40% of strategy partners repositioned Global center of excellence with IBM Software Launch in March joint lab with 100 dedicated researchers to scale innovation into C-Suite Accelerating Cloud practice Scaling deep foundational capabilities Shifting to Front Office opportunity

Enterprise integration fuels demand for core capabilities Front Office initiatives require end-to-end data and process integration Application Management Services Extend share leadership with front office, cloud, GIE, ERP integration 30K developers on common, global Rational platform 50 percent productivity gain in 2012; $250M benefit since 2010 Enterprise Resource Planning Doubling SAP AMS go to market capacity SAP ‘Blue Sapphire’: clarity/cooperation on top account coverage Doubling total Oracle go to market capacity Globally Integrated Enterprise 400 briefings with clients’ executive teams in 2012 5,000 consultants dedicated to global integration 275 experts on IBM transformation

Emerging client agenda opens multiple paths to growth Expand from Foundational GIE Work Start with Front Office Value Propositions Combine GIE with Front Office Expand from trusted base in infrastructure & GIE to earn front office-initiatives Reframe the decision process around the potential of market-facing models of engagement Disrupt competitors with combined value of GIE and front-office vision 1 2 3 Account Category Geography

Multiple dimensions drive growth and margin expansion 140 new Partners in Growth Markets Scaling CMO approach and 12 custom offerings to other CXO offerings Integrated IBM Solutions Joint acquisition strategy with IBM Software Doubled the number of consultants trained in IBM SW products last year and will double again this year Integrate IBM Software and Research for scalable solution content Competitive Business Model Driving win rates, margins with standard solution discipline Optimization of Global Delivery Client Relationships

Front office transformation is the most significant change in business since the advent of ERP Integrate IBM Software and Research for advanced capabilities Growth Markets to drive more than half the GBS growth Margin expansion is sustainable on multiple dimensions Global Business Services Summary GBS Operating Pre-tax Income 2012 2015e 2010 $2.5B ~$4B $3.0B Model 8-10% CGR

Making Markets through Services: Global Technology Services Erich Clementi Senior Vice President, Global Technology Services

Global Technology Services (GTS) Accelerate Growth & Expand Margins IT complexity & demand for high-value solutions require strategic sourcing partnerships Growth Markets contribution is significant & sustainable Major Markets growth driven by integration of high-value offerings with existing IT infrastructure Continued profit growth & margin expansion (e.g., IBM Research, enterprise productivity & delivery) Industrialization of cloud opens new opportunities 2015e 2010 2012 Model 8-10% CGR $5.5B ~$9B GTS Operating Pre-tax Income $7.0B

CLIENT NEEDS Cloud Cyber Security Big Data Mobile Enterprise Social Business Analytics Front Office Digitization Smarter Planet Growth Markets Increased IT complexity and a rapidly changing market drive new opportunities for integrated services offerings To realize business value, clients need: Industry expertise Best-of-breed technologies: analytics, cloud, social, mobile Proven platforms with processes & tools for standardization & automation Integration across infrastructure, application & business process Outcome-based contracts

 23% Major Markets Growth Markets 2012 Revenue Mix Growth Markets contribution is significant and will provide 60% of GTS incremental revenue growth through 2015 Demand Drivers: Business - aggressive growth objectives, industry expertise, integrated solutions Technology - build new infrastructure - cloud, security, mobility, social business, big data Accelerating growth & entrance into new markets e.g., cloud services Growth Markets: Backlog up 11% YtY, 20% of total Revenue up 9% YtY @ cc Gross margin is ~2 points higher than Major Markets Contributed over 50% of total GTS gross profit growth Integration across infrastructure, applications & business processes

 2012 Revenue Mix GTS addresses client needs in Major Markets with an integrated IBM value proposition Demand Drivers: Business - cost efficiency, mergers & acquisitions, regulations, restructure & consolidate for growth Technology - integrate with existing infrastructure - cloud, security, mobility, social business, big data Major Markets: Focus on portfolio profitability Restructured a number of low margin outsourcing contracts Shifting ITS to high-value offerings Improved GTS gross margins by ~1.5 points from 2010 Cross-IBM capabilities & business development approach to drive growth Industry value creation teams IBM acquisitions IBM Research initiatives Comprehensive IT outsourcing with cloud & analytics 77% Major Markets Growth Markets Integration across infrastructure, applications & business processes IT efficiencies for BNP Paribas & BPN Paribas Fortis IT services, analytics & IBM Research partner

GTS profit growth driven by innovation and Research partnership Enterprise productivity initiatives Global delivery centers create value & efficiency Continued investment in automation & analytics High-efficiency cloud delivery Delivery optimization Global client innovation partnerships Industry insights & intellectual property to differentiate cloud Analytics & optimization for services engineering IBM Research partnership Growth Markets ~60% of growth to 2015 Higher-margin transactional offerings for cloud, security, big data analytics, mobile, social Growth investments Business outcome-based agreements align capabilities & assets to desired outcomes Service integration across infrastructure, application & business process High-value offerings

IBM Investor Briefing

IBM's SmartCloud portfolio has traction with 80% year-to-year revenue growth in 2012 and over 9,000 total cloud clients

Cloud represents ~$7B (~$3B incremental) in total IBM revenue by 2015

IBMSmartCloud

Foundation

Private & Hybrid Clouds

Cloud enablement technologies:
Software, Hardware, Services

Over 100% year-to-year increase of private cloud wins in 2012

Services

Managed Cloud Services

Infrastructure &
Platform as a Service

2,500+ cloud-managed services clients, supported by 10 global delivery centers

Solutions

Cloud Business Solutions

Software & Business Process
as a Service

$4B+ invested to date & 100+ available offerings

Common platform with commitment to open standards and broad ecosystem

 Project-Based Services ‘help me with some tasks’ Consulting ‘analyze & advise’ Application Outsourcing ‘manage my application services’ Global Process Services ‘run my processes’ Managed Services ‘monitor my servers’ ‘host my servers’ ‘manage my applications’ ‘manage my servers’ Strategic Outsourcing ‘be my strategic IT provider’ GTS is driving new opportunity with cloud computing Strategic relationships further enhance IBM’s cloud delivery platform Network-enabled cloud service combines the security & performance of AT&T’s global network with the management capabilities of IBM’s enterprise cloud Enterprise-grade cloud services for SAP applications across five continents IBM Research, Software and Hardware

IBM Investor Briefing

IBM's SmartCloud portfolio addresses the two primary drivers of enterprise cloud adoption

Traditional IT to cloud renovations

Systems of record/existing workloads
(e.g., supply chain or customer relationship applications)

Strategic Outsourcing clients using IBM SmartCloud Enterprise+

Summit Health

Centre de Telecomunicacions i Tecnologies de la Informació

Enterprise clients taking advantage of IBM SmartCloud Enterprise+ for SAP applications

INEOS

The Andersons

+

Born on the cloud innovations

Systems of engagement/emerging workloads
(e.g., analytics, social media, web-based applications)

Deploying new smart TV applications with SmartCloud Enterprise+

TPVISION

Using IBM software as a service tools for predictive modeling and targeted marketing vivo Telefónica

(DEMO)

Continued expansion in Growth Markets Moving to high-value outsourcing, with significant opportunities in cloud GTS is well positioned for continued margin expansion & profit growth Global Technology Services Summary IT complexity & market demands require integrated services capabilities 2015e 2010 2012 Model 8-10% CGR $5.5B ~$9B GTS Operating Pre-tax Income $7.0B

[LOGO]

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

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Research Dr. John Kelly Senior Vice President and Director, IBM Research

China Watson Almaden Austin Tokyo Haifa Zurich India Dublin Melbourne Brazil IBM Research: The World is Our Lab Kenya

Mobile Social Cloud Foundation for a Smarter Planet Internet of Things

Big Data and Analytics across Industries Healthcare for the individual Transactive Energy Management Marketing Analytics Natural Resources Optimization

Research Innovation in Support of Client Engagements

Eras of Computing Tabulating Systems Era Cognitive Systems Era Programmable Systems Era

IBM Research: Leading in Key Technologies for Big Data Software Defined Environments Atomic and Nano-scale Data-centric Systems Visual Analytics and Interaction Context and Learning 1 2 3 4 5

Context and Learning Accelerated Discovery Watson 1.0 Global Business Development Platform 1

Visual Analytics and Interaction Modeling Human Heart Ice Floe Forecast Security Analytics 2

Software Defined Environments Workload Definition Language Ad Hoc Analytics 3 Mobile Provisioning

Data-centric Systems Active Memory Integrated Photonics Hadoop Graph Database 4

Atomic and Nano-scale – Memory Atomic-scale Memory Phase Change Memory Racetrack Memory 5

Atomic and Nano-scale – Logic Carbon Nanotubes Silicon Nanowire Graphene Quantum 5

Eras of Computing Tabulating Systems Era Cognitive Systems Era Programmable Systems Era

Cognitive Systems Era Capabilities of Cognitive Systems Watson 1.0 Watson 3.0 Memory Learning Judgment Perception Reasoning Multi-modal Watson 2.0

Cognitive Computing: Watson 2.0

Cognitive Computing Application: “Medical Sieve” Image anomaly detection and identification Quickly filters irrelevant images Highlights disease-depicting regions Multi-modal decision support Shape Boundary Attenuation

Cognitive Computing: Watson 3.0 Complex reasoning and interaction extends human cognition Finance Enhance decision support Healthcare Surface best protocols to practitioners Legal Suggest defense/prosecution arguments Telemarketing Next generation - persuasive - call center

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Neuron and synapse-like computing model Systems learn through analytics / experience Advantages: Ultra energy-efficient, flexible, learning Wiring diagram – monkey brain ‘True North’ Character ID Learning Pong Cognitive Computing: SyNAPSE

Cognitive Computing: SyNAPSE Neurosynaptic Supercomputer “Brain Cube”: 256 million “neurons” 64 billion “synapses” 100 watts Human-Scale: 100 trillion synapses

IBM **Investor** Briefing

IBM

The Human Brain Project

Detailed Brain Model; Addressing Challenges of Modern Neuroscience


IBM

- 2005 – BlueBrain Project Launched
  - Partnership with EPFL and IBM
  - Pioneered detailed biological simulation of the brain using a BlueGene/P (56 Tflops)
- 2013 – Human Brain Project
  - Wins European Union Flagship Prize (28 Jan)
  - €1 billion over 10 years
  - 87 Partners: IBM is lead IT partner

The Expanding Universe of Data

[LOGO]

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

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